EXHIBIT 10.17(D)

                DAEWOO CORPORATION & DAEWOO HEAVY INDUSTRIES LTD

                                      AND

                           PETRODRILL SEVEN LIMITED.

                       MAIN CONTRACT AMENDMENT AGREEMENT

                                   HULL 3015
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This Agreement made and entered into this          day of December, 1998 by and
between:

1. Daewoo Corporation & Daewoo Heavy Industries Ltd., both corporations organised and existing under the laws of Republic of Korea and having their principal offices at 541, Namdaemun-Ro 5-Ga, Chung-Gu, Seoul, Korea (hereinafter jointly and severally referred to as "BUILDER") of the first Part;

2. Petrodrill Seven Limited a corporation organised under the laws of the British Virgin Islands having its principal office at 325 Waterfront Drive, Omar Hodge Building, 2nd Floor Wickham's Cay 1, PO Box 985, Road Town, Tortola, British Virgin Islands ("PURCHASER") of the Second Part;

3. Petrodrill Offshore Inc (formerly Petrodrill Construction Inc.) a corporation organised under the laws of the Bahamas having its principal office at Suite 205, Saffrey Square, PO Box N8188, Nassau, Bahamas ("CONSENTOR").

WHEREAS,

(1) Builder and Purchaser are parties to a contract dated 9 April 1998 for the construction and sale of a dynamic positioned semi-submersible drilling vessel Hull No. 3015 (the "MAIN CONTRACT") as novated in the Purchasers favour by the Novation Agreement dated 4th December 1998 (THE NOVATION AGREEMENT).

(2) Builder and Purchaser wish to amend certain of the payment provisions and the delivery date specified in the Main Contract in the manner hereinafter written.

NOW, THEREFORE, in consideration of the mutual promises herein contained, it is agreed as follows:

1.0 - MAIN CONTRACT AMENDMENT

     1.1 The payment date for the Second Instalment under Clause 4.1 of the Main Contract is to be amended to reflect that payment will be made on the 23rd December 1998:

     1.2  Clause 14.1 of the Main Contract is amended as follows:

          "The Vessel shall be delivered by the Builder to the Purchaser at the Shipyard (or other place as may be agreed with unrestricted access to the open sea) on the 30th June 2000 except that, in the event of Permissible Delay, as defined in Clause 15.2 hereof, the aforementioned date shall be postponed accordingly. The aforementioned date, or such later date to which requirement to deliver may be postponed, is herein called the "Contract Delivery Date".

2  MISCELLANEOUS:

     2.1 This Agreement is supplemental to the Main Contract. Except as expressly amended as set out herein the Main Contract remains in full force and effect.

     2.2 The amendments contained in Clause 1.0 hereof shall be deemed to have been in effect from the 9th April 1998, notwithstanding the date of this Agreement.

     2.3 The construction, validity and performance of this Agreement shall be governed by English law.

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Daewoo Main Contract Amendment II -- Hull 3015                         16-Dec-98
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     2.4  This Agreement may be signed in any number of counterparts all of which when taken together will constitute one and the same document.

3  NOVATION AGREEMENT CORRECTION:

   3.1 The Parties hereto and the Consentor acknowledge that the Novation Agreement erroneously referred, to "Hull 3016" in its description of the Main Contract in Recital (A) thereof, where as its correct designation is "Hull 3015" and the Parties and the Consentor hereby agree that the Novation Agreement should be construed and deemed amended accordingly.

4  CONDITION SUBSEQUENT

   4.1 This Agreement is entirely conditional upon the Purchaser making payment of the Second Instalment by the date specified in Clause 1.1 hereof, otherwise this Agreement shall be deemed null and void and the Main Contract shall have effect unamended.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

For and on behalf of                   For and on behalf of

DAEWOO CORPORATION                     PETRODRILL SEVEN LIMITED

/s/ KYU-SANG SHIM                      /s/ D. LEACH
Name: KYU-SANG SHIM                    Name: D. Leach
Title: Attorney-in-Fact                Title: Attorney

For and on behalf of                   For and on behalf of

DAEWOO HEAVY INDUSTRIES LTD.           PETRODRILL OFFSHORE Inc

/s/ KYU-SANG SHIM                      /s/ D. LEACH
Name: KYU-SANG SHIM                    Name: D. Leach
Title: Attorney-in-Fact                Title: Attorney

We THE EXPORT-IMPORT BANK of KOREA hereby acknowledge the terms of this
Amendment:

______________________________
Name:                                  Title:
Date

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Daewoo Main Contract Amendment II -- Hull 3015                         16-Dec-98
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                              [DAEWOO LETTERHEAD]

                               POWER OF ATTORNEY

Know All Men By These Presents:

That DAEWOO HEAVY INDUSTRIES LTD., a corporation duly organized and existing under the laws of the Republic of Korea (the "Korea") and having its principal office at 541, Namdaemun-no 5-ga, Chung-gu, Seoul, Korea (the "Company"), hereby authorizes anyone of the following people: Kyu-Sang Shim/Executive Director and Wan-Soo Ryu/General Manager of the Company to discuss, negotiate and/or sign individually in the name and on behalf of the Company the Construction Contracts for two (2) Dynamic Positioned Semi-Submersible Drilling Vessels Identified as Daewoo Hull Nos. 3015 and 3016 between PETRODRILL CONSTRUCTION INC. a corporation duly organized and existing under the laws of Bahamas, having its principal office at Suite 205, Saffrey Square PO Box N8188, Nassau, Bahamas, (hereinafter called "Purchaser"), or its nominee and the Company, and all documents, including any of Specifications, Amendments, Addenda, Memoranda and Agreements etc. to be executed/entered into in respect to/in connection with the aforesaid Construction Contracts.

This Power of Attorney shall remain in full force and effect unless this authority shall be revoked and notice of such revocation shall be received by you.

IN WITNESS WHEREOF, I have hereunto set may hand and signature this April 6, 1998.

                                          Daewoo Heavy Industries Ltd.

                                          By   : /s/  Y. K. SHIN
                                          Name : Young-Kyun Shin
                                          Title: President
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                        [DAEWOO CORPORATION LETTERHEAD]

                               POWER OF ATTORNEY

     We, Daewoo Corporation, a corporation duly organized and existing under the laws of the Republic of Korea and having its principal office at 541, Namdaemun-ro 5-Ga, Jung-Gu, Seoul, Korea (hereinafter called "Company"), hereby authorize each of Young-Kyun Shin/President, Kyu-Sang Shim/Executive Director and Wan-Soo Ryu/General Manager of Daewoo Heavy Industries Ltd. to discuss, negotiate and/or sign not jointly but separately in the name and on behalf of the Company THE CONTRACT FOR CONSTRUCTION OF DYNAMIC POSITIONED SEMI-SUBMERSIBLE DRILLING VESSELS between PETRODRILL N.V. and the company, and all documents including any of specifications, amendments, addenda, agreements, etc. to be executed/entered into in respect to/in connection with the aforesaid Contract.

     This Power of Attorney shall remain in full force and effect unless this authority shall be revoked and notice of such revocation shall be received by you.

IN WITNESS WHEREOF, I have hereto set my hand and signature this April 6, 1998.

                                          Yours faithfully,
                                          For Daewoo Corporation

                                          /s/ BYUNG-JU CHANG
                                          Byung-Ju Chang
                                          President